UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2007

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

NA
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2007, the Board of Directors (the "Board") of Golfsmith International Holdings, Inc. (the "Company") modified by unanimous written consent the Non-Employee Director Compensation Plan (the "Plan") that it had adopted on August 21, 2006. The Board modified the Plan as follows:

(1) The annual retainer for each non-employee director, excluding the Chairman, is $36,000 annually, effective as of August 28, 2007. Meeting fees and committee chair retainers are unchanged.

(2) The annual grant of deferred stock units (DSUs) to non-employee directors, excluding the Chairman, is $40,000, effective with the current year. In connection therewith, the Board authorized an immediate grant of DSUs in the amount of $15,000 for each non-employee director, excluding the Chairman, bringing the total for the current year to $40,000 for each non-employee director.

(3) Effective as of August 28, 2007, non-employee directors will be paid a fee of $1,500 for equivalent time for director-related special services performed outside of board meetings or committee meetings, as approved by the Chairman of the Board.

The Board calculated the number of DSUs granted to the current non-employee directors using a base amount of $15,000 (based upon the increase described above) divided by the closing price of the Company’s common stock on the effective date of the consent. Accordingly, the number of DSUs granted to each non-employee director is as follows:

Glenda Chamberlain 2,542 DSUs
Thomas Hardy 2,542 DSUs
Marvin E. Lesser 2,542 DSUs

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Employee Director Compensation Plan, which is filed as Exhibit 10.1 attached hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2007, the Board, by unanimous written consent, to comply with Nasdaq’s audit committee composition requirements for continued listing, appointed Martin Hanaka, an independent director and Chairman of the Board to the audit committee effective immediately. The Company’s audit committee now consists of:

Marvin E. Lesser, an independent director, financial expert and Audit Committee Chairman,
Glenda Chamberlain, an independent director and financial expert, and
Martin Hanaka, an independent director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

August 29, 2007	By:	Virginia Bunte

Name: Virginia Bunte
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Non-Employee Director Compensation Plan